UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ZYVERSA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED DECEMBER 20, 2024

ZYVERSA THERAPEUTICS, INC.

2200 N. Commerce Parkway, Suite 208

Weston, Florida 33326

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on Tuesday, March 4, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Special Meeting of Stockholders (the “Special Meeting”) of ZyVersa Therapeutics, Inc., a Delaware corporation. The meeting will be held in a virtual-only format via live webcast on Tuesday, March 4, 2025, at 9:00 a.m. Eastern Time. To access the webcast, please visit http://www.virtualshareholdermeeting.com/ZVSA2025SM and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card, or in the instructions that accompanied your proxy materials. The purposes of the Special Meeting are as follows:

1.	To approve the issuance of up to an aggregate of 1,637,000 shares of the Company’s common stock issuable upon the exercise of certain warrants to purchase the Company’s common stock, in accordance with Nasdaq Listing Rule 5635(d).

2.	To conduct any other business properly brought before the meeting.

Please monitor the Investor Relations section of our website at http://investors.zyversa.com for updated information regarding the Special Meeting. If you are planning to attend our virtual Special Meeting, please check the website one week prior to the Special Meeting date. As always, we encourage you to submit a proxy to vote your shares prior to the Special Meeting.

These items of business are more fully described in the Proxy Statement accompanying this notice.

The record date for the Special Meeting is January 7, 2025. Only stockholders of record at the close of business on that date or their proxies may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Stephen C. Glover

Chief Executive Officer, President, and Chairman of the Board of Directors

Weston, Florida

__________, 2025

We are primarily providing access to our proxy materials over the internet pursuant to the U.S. Securities and Exchange Commission’s notice and access rules. On or about January 17, 2025, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials that will indicate how to access our Proxy Statement on the internet and will include instructions on how you can receive a paper copy of the Special Meeting materials, including the notice of Special Meeting, Proxy Statement, and proxy card.

Whether or not you expect to attend the meeting electronically, please submit a proxy for your shares promptly using the directions on your Notice, or, if you elected to receive printed proxy materials by mail, your proxy card, by one of the following methods: (1) over the internet at http://www.proxyvote.com, (2) by telephone by calling the toll-free number 1-800-690-6903, or (3) if you elected to receive printed proxy materials by mail, by marking, dating, and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have submitted a proxy, you may still vote electronically if you attend the virtual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

Annex A - Form of Series A-2 Warrant	A-1

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED DECEMBER 20, 2024

ZYVERSA THERAPEUTICS, INC.

2200 N. Commerce Parkway, Suite 208

Weston, Florida 33326

PROXY STATEMENT

FOR THE 2025 SPECIAL MEETING OF STOCKHOLDERS

March 4, 2025

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Who is ZyVersa Therapeutics, Inc.?

ZyVersa Therapeutics, Inc. (the “Company,” “ZyVersa,” “we,” “us,” or “our”) is a clinical stage biopharmaceutical company leveraging proprietary technologies to develop drugs for patients with chronic renal or inflammatory diseases with high unmet medical needs. Our mission is to develop drugs that optimize health outcomes and improve patients’ quality of life.

We have two proprietary globally licensed drug development platforms, each of which was discovered by research scientists at the University of Miami, Miller School of Medicine (the “University of Miami” or “University”). These development platforms are:

●	Cholesterol Efflux MediatorTM VAR 200 (2-hydroxypropyl-beta-cyclodextrin or “2HPβCD”) is an injectable drug in clinical development for treatment of renal diseases. VAR 200 was licensed from L&F Research LLC on December 15, 2015. L&F Research was founded by the University of Miami research scientists who discovered the use of VAR 200 for renal diseases.

●	Inflammasome ASC Inhibitor IC 100 is a humanized monoclonal antibody in preclinical development for treatment of inflammatory conditions. IC 100 was licensed from InflamaCore, LLC on April 18, 2019. InflamaCore, LLC was founded by the University of Miami research scientists who invented IC 100.

We believe that each of our product candidates has the potential to treat numerous indications in their respective therapeutic areas. Our strategy is to focus on indication expansion to maximize commercial potential.

Our renal pipeline is initially focused on rare, chronic glomerular diseases. Our lead indication for VAR 200 is focal segmental glomerulosclerosis (“FSGS”). On January 21, 2020, we filed an Investigational New Drug application (“IND”) for VAR 200, and the United States Food and Drug Administration (“FDA”) has allowed our development plans to proceed to a Phase 2a trial in patients with FSGS based on the risk/benefit profile of the active ingredient (2HPβCD). Prior to initiating a Phase 2a trial in patients with FSGS, we are planning to initiate a small open-label Phase 2a trial in patients with diabetic kidney disease in which we expect to obtain patient proof-of-concept data more quickly than in an FSGS trial. This will enable assessment of drug effects as patients proceed through treatment and will provide insights for developing a lager Phase 2a/b protocol in patients with FSGS. An IND amendment for evaluation of VAR 200 in a Phase 2a trial in patients with diabetic kidney disease was filed with the FDA on February 16, 2024. VAR 200 has pharmacologic proof-of-concept data in animal models representative of FSGS, Alport Syndrome, and diabetic kidney disease, providing opportunity for indication expansion.

Our Inflammasome ASC Inhibitor IC 100 is nearing completion of preclinical development. Our focus is on advancing IC 100 toward an IND submission followed by initiation of a Phase 1 trial in patients with obesity and certain metabolic complications, our lead indication. IC 100 has preclinical data in animal models representing six different indications, each demonstrating that IC 100 attenuates pathogenic inflammasome signaling pathways leading to reduced inflammation and improved histopathological and/or functional outcomes. Those indications are stroke-related cardiovascular injury, retinopathy of prematurity (“ROP”), multiple sclerosis (“MS”), acute respiratory distress syndrome (“ARDS”), spinal cord injury, and traumatic brain injury (TBI). Likewise, preclinical studies are underway in Alzheimer’s and Parkinson’s diseases, and preparations are underway to initiate IND-enabling preclinical studies in obesity with metabolic complications.

1

Business Combination

On December 12, 2022 (the “Closing Date”), we consummated the previously announced Business Combination (as defined below) pursuant to the terms of that certain Business Combination Agreement (the “Business Combination Agreement”), by and among ZyVersa Therapeutics, Inc., a Florida corporation (“Old ZyVersa”), the representative of Old ZyVersa’s shareholders named therein (the “Securityholder Representative”), Larkspur Health Acquisition Corp., a Delaware corporation (“Larkspur”), and Larkspur Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Larkspur (“Merger Sub”). Pursuant to the terms of the Business Combination Agreement (and upon all other conditions of the Business Combination Agreement being satisfied or waived), on the Closing Date of the Business Combination and transactions contemplated thereby (the “Business Combination”), (i) Larkspur changed its name to “ZyVersa Therapeutics, Inc.”, a Delaware corporation (the “Company”) and (ii) Merger Sub merged with and into Old ZyVersa (the “Merger”), with Old ZyVersa as the surviving company in the Merger and, after giving effect to such Merger, Old ZyVersa became a wholly-owned subsidiary of the Company.

Prior to the completion of the Business Combination, the Company was a shell company. Following the Business Combination, the business of Old ZyVersa is the business of the Company. The Company was incorporated in the State of Delaware on March 17, 2021 and its subsidiary, Old ZyVersa, was incorporated on March 11, 2014. Larkspur Merger Sub, Inc. was incorporated in the State of Delaware on July 13, 2022.

Our principal executive offices are located at 2200 North Commerce Parkway, Suite 208, Weston, Florida 33326, and our telephone number is (754) 231-1688. Our website address is http://www.zyversa.com. The information contained on or otherwise accessible through our website is not part of this proxy statement.

Unless expressly indicated or the context otherwise requires, references in this proxy statement to the “Company,” “ZyVersa,” “we,” “us”, and “our” refer to ZyVersa (and the business of Old ZyVersa which became the business of ZyVersa after giving effect to the Business Combination).

Reverse Stock Splits

The Company effected a 1-for-35 reverse split (the “2023 Reverse Stock Split”) of the Company’s issued and outstanding common stock on December 4, 2023. As a result of the 2023 Reverse Stock Split, every 35 shares of the Company’s common stock, either issued or outstanding, immediately prior to the filing and effectiveness of the 2023 Reverse Stock Split, was automatically combined and converted (without any further act) into one share of fully paid and nonassessable share of common stock. No fractional shares were issued in connection with the 2023 Reverse Stock Split. In addition, the Company effected a 1-for-10 reverse split (the “2024 Reverse Stock Split”) of the Company’s issued and outstanding common stock on April 25, 2024. As a result of the 2024 Reverse Stock Split, every 10 shares of the Company’s common stock, either issued or outstanding, immediately prior to the filing and effectiveness of the 2024 Reverse Stock Split, was automatically combined and converted (without any further act) into one share of fully paid and nonassessable share of common stock. No fractional shares were issued in connection with the 2024 Reverse Stock Split. Unless otherwise indicated, all share numbers herein give effect to both the 2023 Reverse Stock Split and the 2024 Reverse Stock Split.

Why did I receive a notice regarding the availability of proxy materials on the Internet?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (“Notice”), because the board of directors of the Company is soliciting your proxy to vote at the Special Meeting of Stockholders to be held on March 4, 2025 (the “Special Meeting”), including at any adjournment or postponement of the Special Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in your Notice, or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy can be found in your Notice.

We intend to mail the Notice of Internet Availability of Proxy Materials on or about January 17, 2025, to all stockholders of record entitled to vote at the Special Meeting.

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Will I receive any other proxy materials by mail?

No, you will not receive any other proxy materials by mail unless you request a paper copy of proxy materials. To request that a full set of the proxy materials be sent to your specified postal address, please go to http://www.proxyvote.com, call +1 (800) 579-1639, or send an email to sendmaterial@proxyvote.com. Please have your proxy card in hand when you access the website or call, and follow the instructions provided therein. You will need your unique 16-digit control number from your Notice of Internet Availability of Proxy Materials, your proxy card, or in the instructions that accompanied your proxy materials. If you are requesting materials by email, please include in the subject line your unique 16-digit control number from your proxy card.

How do I attend the Special Meeting?

The meeting will be held in a virtual-only format via live webcast on Tuesday, March 4, 2025, at 9:00 a.m. Eastern Time. You will be able to listen and participate in the Special Meeting as well as vote and submit your questions during the live webcast of the meeting by visiting http://www.virtualshareholdermeeting.com//ZVSA2025SM and entering the 16-digit control number included in your Notice, on your proxy card, or in the instructions that accompanied your proxy materials.

Information on how to vote electronically at the Special Meeting is discussed below. As always, we encourage you to submit a proxy to vote your shares prior to the Special Meeting.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on January 7, 2025, will be entitled to vote at the Special Meeting. On this record date, there were 2,508,191 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on January 7, 2025, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote electronically by internet before or at the virtual Special Meeting. Before the virtual Special Meeting, you may also vote by phone or mail. Voting directions are summarized below. Whether or not you plan to attend the virtual Special Meeting, we urge you to submit a proxy in advance of the meeting to ensure your vote is counted. You may still attend the virtual Special Meeting and vote at the Special Meeting even if you have already submitted a proxy to vote.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on January 7, 2025, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and your Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You may still attend the Special Meeting by visiting http://www.virtualshareholdermeeting.com/ZVSA2025SM and entering the 16-digit control number included in your Notice. However, since you are not the stockholder of record, you may not vote your shares electronically at the meeting unless you have requested and obtained a valid proxy from your broker or other agent. If you obtained a valid proxy from your broker or other agent, you may vote electronically at the virtual Special Meeting by visiting http://www.virtualshareholdermeeting.com/ZVSA2025SM and entering the 16-digit control number included in your Notice.

3

What am I voting on?

There is one matter scheduled for a vote:

●	Proposal No. 1 - To approve the issuance of up to an aggregate of 1,637,000 shares of the Company’s common stock issuable upon the exercise of certain warrants to purchase the Company’s common stock, in accordance with Nasdaq Listing Rule 5635(d).

What if another matter is properly brought before the meeting?

The board of directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, the persons named in the accompanying proxy may vote on those matters in accordance with their best judgment.

How do I vote?

Proposal No. 1: You may vote “For” or “Against” or abstain from voting on the proposal to approve the issuance of up to an aggregate of 1,637,000 shares of the Company’s common stock issuable upon the exercise of certain warrants to purchase the Company’s common stock, in accordance with Nasdaq Listing Rule 5635(d) (Proposal No. 1).

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote by internet before or at the virtual Special Meeting. Before the virtual Special Meeting, you may also vote by phone or mail. Voting directions are summarized below. Whether or not you plan to attend the virtual meeting, we urge you to submit a proxy in advance of the meeting to ensure your vote is counted. You may still attend the virtual Special Meeting and vote at the meeting even if you have already submitted a proxy to vote.

●	To Submit a Proxy to Vote by Internet Before the Meeting: Go to http://www.proxyvote.com up until 11:59 p.m. Eastern Time on March 3, 2025 to ensure your vote is counted. Follow the instructions to obtain your records and to create an electronic voting instruction form. You will be asked to provide your unique 16-digit control number that appears on your Notice, proxy card, or other proxy materials.

●	To Vote by Internet At the Special Meeting: Go to http://www.virtualshareholdermeeting.com/ZVSA2025SM and enter the 16-digit control number that appears on your Notice, proxy card, or other proxy materials and follow the instructions.

●	To Submit a Proxy to Vote by Phone: Dial 1-800-690-6903 toll-free using a touch-tone phone up until 11:59 p.m. Eastern Time on March 3, 2025 to ensure your vote is counted. Follow the recorded instructions. You will be asked to provide your unique 16-digit control number that appears on your Notice, proxy card, or other proxy materials.

●	To Submit a Proxy to Vote by Mail: Mark, sign, and date your proxy card and return it promptly in the postage-paid envelope provided, or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from the Company. Simply follow the voting instructions in your Notice to ensure that your vote is counted.

To vote electronically at the virtual Special Meeting, you must request and obtain a valid proxy form from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials. If you obtain a valid proxy from your broker or other agent, you may vote at the virtual meeting by visiting http://www.virtualshareholdermeeting.com/ZVSA2025SM and enter the 16-digit control number included in your proxy materials.

4

The ability to submit a proxy by internet allows you to submit a proxy to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. If you choose to submit a proxy to vote your shares online by internet, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you hold as of the close of business on January 7, 2025.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not submit a proxy to vote in advance of the virtual Special Meeting by internet, phone, or mail, and you do not vote electronically at the virtual Special Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange, or NYSE, deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of NYSE, which apply regardless of whether an issuer is listed on the NYSE or Nasdaq, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Proposal No. 1 is a “non-routine” matter and, accordingly, your broker or nominee may not vote your shares on Proposal No. 1 without your instructions.

What if I mail a proxy card or otherwise submit a proxy to vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise submit a proxy to vote without marking voting selections, your shares will be voted “For” the approval of the issuance of up to an aggregate of 1,637,000 shares of the Company’s common stock issuable upon the exercise of certain warrants to purchase the Company’s common stock, in accordance with Nasdaq Listing Rule 5635(d).

If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using your proxyholder’s best judgment.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners. We may retain Morrow Sodali LLC to aid in the solicitation of proxies. If retained, we anticipate that Morrow Sodali LLC will receive a fee of approximately $15,000, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by the Company.

5

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of your Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or through the internet.

●	You may send a timely written notice that you are revoking your proxy to our Secretary at 2200 N. Commerce Parkway, Suite 208, Weston, Florida 33326.

●	You may attend the Special Meeting virtually and vote electronically by visiting http://www.virtualshareholdermeeting.com/ZVSA2025SM and entering the 16-digit control number included in your Notice, on your proxy card, or in the instructions that accompanied your proxy materials. Simply attending or participating in the Special Meeting will not, by itself, revoke your proxy.

Your latest proxy card or other proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank to revoke your proxy.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will count votes “For” and “Against,” abstentions, and, if applicable, broker non-votes. Assuming a quorum is present, abstentions and broker non-votes, if any, will have no effect on the outcome of Proposal No. 1.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee does not have discretionary authority to vote the shares. When there is at least one “routine” matter to be considered at a meeting, and a broker exercises its discretionary authority on any such “routine matter” with respect to any uninstructed shares, “broker non-votes” occur with respect to the “non-routine” matters for which the broker lacks discretionary authority to vote such uninstructed shares.

How many votes are needed to approve Proposal No. 1?

Proposal No. 1 must be approved by the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such proposal. Abstentions and broker non-votes will have no effect on this proposal.

6

What is the quorum requirement?

A quorum of stockholders is generally required to hold a valid meeting of stockholders. A quorum is present if the holders of thirty-three and one-third percent (33 1/3%) of the voting power of the stock issued and outstanding and entitled to vote at a meeting are present in person (virtually, in the case of this virtual Special Meeting) or are represented by proxy.

Any shares that you hold of record will be counted towards the establishment of a quorum only if you submit a valid proxy or if you or your proxy attends the meeting virtually. If you are a beneficial holder of shares held through a broker, bank, or other nominee, your shares will be counted towards the establishment of a quorum if you provide voting instructions with respect to such shares or if you obtain a proxy to vote such shares and attend the meeting virtually.

Shares for which abstentions or broker non-votes occur on any proposal will be counted towards the establishment of a quorum.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional current report on Form 8-K to publish the final results.

What can I do if I need technical assistance during the meeting?

If you encounter any difficulties accessing the virtual meeting during the meeting time, please call the technical support number that will be posted on the live webcast log-in page.

If I can’t attend the meeting, how do I vote or listen to it later?

You do not need to attend the virtual Special Meeting to vote if you submitted a proxy to vote in advance of the meeting. A replay of the meeting, including the questions answered during the meeting, will be available at https://investors.zyversa.com for one year following the meeting date.

What happens if a change to the Special Meeting date or time is necessary due to exigent circumstances?

We intend to hold the Special Meeting in a virtual-format only via live webcast. Please monitor the Investor Relations section of our website at https://investors.zyversa.com for updated information. If you are planning to attend our Special Meeting virtually, please check the website one week prior to the Special Meeting date. As always, we encourage you to vote your shares prior to the Special Meeting.

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CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the “safe harbor” created by those sections, concerning our business, operations, and financial performance and condition as well as our plans, objectives, and expectations for business operations and financial performance and condition. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. You can identify these statements by words such as “anticipate,” “assume,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will,” “would,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business and the industry in which we operate and management’s beliefs and assumptions and are not guarantees of future performance or development and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. As a result, any or all of our forward-looking statements in this proxy statement may turn out to be inaccurate. Factors that could materially affect our business operations and financial performance and condition include, but are not limited to, those risks and uncertainties described herein, under “Item 1A – Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, and any risk factors disclosed in subsequent Quarterly Reports on Form 10-Q. You are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are based on information available to us as of the filing date of this proxy statement. Unless required by law, we do not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise. You should, however, review the factors and risks we describe in the reports we will file from time to time with the SEC after the date of this proxy statement.

This proxy statement also contains market data related to our business and industry. These market data include projections that are based on a number of assumptions. If these assumptions turn out to be incorrect, actual results may differ from the projections based on these assumptions. As a result, our markets may not grow at the rates projected by these data, or at all. The failure of these markets to grow at these projected rates may harm on our business, results of operations, financial condition, and the market price of our common stock.

8

PROPOSAL NO. 1

Approval of Issuance of Common Stock Upon Exercise of Certain Warrants in Accordance with Nasdaq Listing Rule 5635(d).

What am I voting on?	Approval of the issuance of up to an aggregate of 1,637,000 shares of the Company’s common stock issuable upon the exercise of certain warrants to purchase the Company’s common stock, in accordance with Nasdaq Listing Rule 5635(d).
Vote recommendation:	“FOR” the approval of the issuance of up to an aggregate of 1,637,000 shares of the Company’s common stock issuable upon the exercise of certain warrants to purchase the Company’s common stock, in accordance with Nasdaq Listing Rule 5635(d).
Vote required:	A majority in voting power of the of the votes cast on the proposal (excluding abstentions and broker non-votes).
Effect of abstentions:	None.
Effect of broker non-votes:	None.

General

We are asking stockholders to approve the issuance of the shares of our common stock underlying the New Warrants (such shares, the “New Shares”), in accordance with Nasdaq Listing Rule 5635(d), as described in more detail below.

Warrant Issuance

On November 5, 2024, we entered into a warrant exercise inducement offer letter agreement (the “Inducement Letter”) with certain holders (the “Holders”) of outstanding (i) Series A Common Stock purchase warrants (the “Series A Warrants”) exercisable for up to an aggregate of 199,950 shares of our common stock, (ii) Series B Common Stock purchase warrants (the “Series B Warrants”) exercisable for up to an aggregate of 139,950 shares of our common stock, (iii) Series A-1 Common Stock purchase warrants (the “Series A-1 Warrants”) exercisable for up to an aggregate of 392,000 shares of common stock, and (iv) Series B-1 Common Stock purchase warrants (the “Series B-1 Warrants”) exercisable for up to an aggregate of 86,600 shares of common stock (collectively, the “Existing Warrants”), which Existing Warrants were issued by us on December 11, 2023 and August 2, 2024. The Series A Warrants and the Series B Warrants were exercisable at an exercise price of $12.50 per share and the Series A-1 Warrants and the Series B-1 Warrants were exercisable at an exercise price of $3.46 per share.

Pursuant to the Inducement Letter, the Holders agreed to exercise the Existing Warrants for cash at a reduced exercise price of $2.06 per share in consideration of the Company’s agreement to issue each Holder new warrants to purchase up to a number of shares of common stock equal to 200% of the number of shares of common stock issued pursuant to such Holders’ exercise of Existing Warrants, comprised of new Series A-2 warrants to purchase up to 1,637,000 shares of our common stock (the “New Warrants”) with an exercise term of five years from the initial exercise date. The initial exercise date of the New Warrants is the Stockholder Approval Date (as defined below), and the exercise price thereof is $2.06 per share. If all of the New Warrants are exercised in full, the Company will receive aggregate gross proceeds of approximately $3.4 million.

The issuance of the New Shares is subject to stockholder approval in accordance with Nasdaq Listing Rule 5635(d) of The Nasdaq Stock Market LLC (“Stockholder Approval” and the date on which Stockholder Approval is received and deemed effective, the “Stockholder Approval Date”). We agreed to convene a stockholders’ meeting on or before the 120th day following the closing of the warrant inducement transaction to approve the issuance of the New Shares upon exercise of the New Warrants, if required, with the recommendation of our board of directors that such proposal be approved. We agreed to solicit proxies from our stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. Consequently, we are including this Proposal No. 1 in this proxy statement.

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We agreed to file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) on or before December 20, 2024, to register the resale of the shares of common stock underlying the New Warrants and to use commercially reasonable efforts to cause such registration statement to become effective within 120 days of its initial filing.

The summary of the terms of the New Warrants above is qualified in its entirety by reference to the copy of the form of the New Warrant, which is included herewith as Annex A, and incorporated herein by reference. You should read this summary together with the form evidencing the New Warrants.

Stockholder Approval

As described above, pursuant to the Inducement Letter, we agreed to hold a meeting of stockholders on or before the 120th day following the closing of the warrant inducement transaction to obtain Stockholder Approval. The recommendation of our board of directors is that such proposal be approved, we are soliciting proxies from our stockholders in connection therewith. If we do not obtain Stockholder Approval at this Special Meeting, we are required to call a meeting of stockholders every 90 days thereafter to seek Stockholder Approval until the earlier of the date that Stockholder Approval is obtained or the New Warrants are no longer outstanding. As discussed above, one of the purposes of the Special Meeting is to satisfy the above requirement of the Inducement Letter.

A vote in favor of this Proposal No. 1 is a vote “FOR” approval of the issuance of the New Shares upon exercise of the New Warrants issued under the terms of the Inducement Letter. The exercise of the New Warrants, in their entirety, could result in the issuance of 20% or more of our common stock outstanding as of November 6, 2024, the date that we issued the New Warrants.

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

The New Warrants were issued in connection with the exercise of the Existing Warrants pursuant to the terms of the Inducement Letter (as further described above) but were not and are not exercisable at all prior to Stockholder Approval. Accordingly, because the New Shares issuable upon exercise of the New Warrants issued under the Inducement Letter total more than 19.99% of our outstanding shares of common stock on the date the New Warrants were issued, and because the New Warrants further have anti-dilutive rights, we are seeking stockholder approval of this proposal in respect of the issuance of the shares of common stock upon the exercise of the New Warrants pursuant to Nasdaq Listing Rule 5635(d).

Potential Adverse Effects - Dilution and Impact on Existing Stockholders

The issuance of shares of common stock upon exercise of the New Warrants will have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance of the New Shares. This means also that our current stockholders will own a smaller interest in us as a result of the exercise of the New Warrants and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of the New Shares could also have a dilutive effect on the book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline.

If the New Warrants are exercised in full for cash, a total of 1,637,000 shares of common stock will be issuable to the Holder of the New Warrants and this dilutive effect may be material to current stockholders of the Company.

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Risks Related to the New Warrants

Provisions of the New Warrants could discourage an acquisition of us by a third party.

Certain provisions of the New Warrants could make it more difficult or expensive for a third party to acquire us. The New Warrants prohibit us from engaging in certain transactions constituting “fundamental transactions” unless, in certain situations and among other things, the surviving entity assumes our obligations under the New Warrants. Further, the New Warrants provide that, in the event of certain transactions constituting “fundamental transactions,” with some exceptions, holders of such warrants will have the right, at their option, to receive from us or a successor entity the same type or form of consideration (and in the same proportion) that is being offered and paid to the holders of our common stock in the fundamental transaction in the amount of the Black Scholes value (as described in such warrants) of the unexercised portion of the applicable New Warrants on the date of the consummation of the fundamental transaction. These and other provisions of the New Warrants could prevent or deter a third party from acquiring us even where the acquisition could be beneficial to the holders of our common stock.

The New Warrants may be accounted for as liabilities and the changes in value of such New Warrants may have a material effect on our financial results.

We are currently evaluating the terms of the New Warrants. It is possible that we and/or our auditors will conclude that, because of the terms of such New Warrants, such New Warrants should be accounted for as liability instruments. As a result, we would be required to classify the New Warrants as liabilities. Under the liability accounting treatment, we would be required to measure the fair value of these instruments at the end of each reporting period and recognize changes in the fair value from the prior period in our operating results for the current period. As a result of the recurring fair value measurement, our financial statements and results of operations may fluctuate quarterly based on factors that are outside our control. In the event the New Warrants are required to be accounted for under liability accounting treatment, we will recognize noncash gains or losses due to the quarterly fair valuation of these warrants, which could be material. The impact of changes in fair value on our financial results may have an adverse effect on the market price of our common stock and/or our stockholders’ equity, which may make it harder for us to, or prevent us from, meeting the continued listing standards of Nasdaq.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1 TO AUTHORIZE THE ISSUANCE OF THE NEW SHARES UPON EXERCISE OF THE NEW WARRANTS ISSUED UNDER THE TERMS OF THE INDUCEMENT LETTER AND PURSUANT TO NASDAQ LISTING RULE 5635(d).

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of the Company’s common stock as of January 7, 2025 by:

●	each of the Company’s named executive officers, directors, and director nominees;

●	all of the Company’s executive officers, directors, and director nominees as a group; and

●	each person known to be the beneficial owner of more than 5% of the outstanding common stock of the Company.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of January 7, 2025. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of January 7, 2025 or subject to restricted stock units that vest within 60 days of January 7, 2025 are considered outstanding and beneficially owned by the person holding such warrants, options, or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Certain beneficial owners of our common stock own warrants to purchase shares of our common stock that contain blockers preventing the holder from exercising its warrants if as a result of such exercise the holder would beneficially own more than 4.99% or 9.99%, as applicable, of our common stock. In preparing the table below, we have given affect to those blockers where applicable. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to the Company, the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise indicated, the business address of each beneficial owner listed in the table below is c/o ZyVersa Therapeutics, Inc., 2200 N. Commerce Parkway, Suite 208, Weston, Florida 33326.

The beneficial ownership of our common stock is based on 2,508,191 shares of common stock issued and outstanding as of January 7, 2025, based on our knowledge and publicly available information. Unless otherwise indicated, the business address of each beneficial owner listed in the table below is c/o ZyVersa Therapeutics, Inc., 2200 N. Commerce Parkway, Suite 208, Weston, Florida 33326.

Name and Address of Beneficial Owners	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors and named executive officers
Stephen C. Glover(1)	4,423	*
Min Chul Park, Ph.D.(2)	159	*
Robert G. Finizio(3)	216	*
Peter Wolfe(4)	715	*
Karen Cashmere(5)	459	*
Pablo A. Guzman, M.D.(6)	506	*
James Sapirstein(7)	44	*
Gregory Freitag(8)	44	*
All executive officers, directors, and director nominees as a group (8 individuals)	6,566	*
Other 5% beneficial owners
Anson Investments Master Fund LP(9)	278,378	9.99%
Armistice Capital Master Fund Ltd.(10)	278,378	9.99%

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*	Less than 1.0%

(1)	Includes 1,821 shares of common stock held by Stephen C. Glover and affiliates, consisting of (i) 1,308 shares of common stock held of record by Stephen C. Glover; (ii) 126 shares of common stock held of record by MedicaRx Inc.; (iii) 245 shares of common stock held of record by Asclepius Life Sciences Fund, LP; (iv) 142 shares of common stock held of record by Asclepius Master Fund, LTD. The amount also includes options and warrants that are exercisable as of or within 60 days of January 7, 2025 for 2,370 and 232, respectively, shares of common stock. Mr. Glover is the managing director of MedicaRx Inc., the managing director of Asclepius Master Fund, LTD, and the managing member of Asclepius Life Sciences Fund, LP.

(2)	Represents options that are exercisable as of or within 60 days of January 7, 2025 for 159 shares of common stock.

(3)	Represents options that are exercisable as of or within 60 days of January 7, 2025 for 216 shares of common stock.

(4)	Represents: (i) 127 shares of common stock; and (ii) options and warrants that are exercisable as of or within 60 days of January 7, 2025 for 536 and 52, respectively, shares of common stock.

(5)	Represents options that are exercisable as of or within 60 days of January 7, 2025 for 459 shares of common stock.

(6)	Represents: (i) 76 shares of common stock; and (ii) options and warrants that are exercisable as of or within 60 days of January 7, 2025 for 404 and 26, respectively, shares of common stock.

(7)	Represents options that are exercisable as of or within 60 days of January 7, 2025 for 44 shares of common stock.

(8)	Represents options that are exercisable as of or within 60 days of January 7, 2025 for 44 shares of common stock.

(9)	Consists of warrants to purchase 278,378 shares of common stock, but excludes warrants to purchase 325,622 shares of common stock that are not currently exercisable as a result of the 9.99% beneficial ownership limitation blocker contained in such warrants but given the increase in outstanding shares of the Company since such filing, all warrants held are disclosed here. The securities are held of record by Anson Investments Master Fund LP. Amin Nathoo and Moez Kassam are directors of Anson Advisors, Inc., and Tony Moore is principal of Anson Fund Management LP, each has voting and dispositive power over the securities held by Anson Investments Master Fund LP. The business address for Anson Investments Master Fund LP is 181 Bay Street, Suite 4200, Toronto, ON, M5J 2T3.

(10)	Consists of warrants to purchase 278,378 shares of common stock but excludes warrants to purchase 678,822 shares of common stock that are not currently exercisable as a result of the 9.99% beneficial ownership limitation blocker contained in such warrants but given the increase in outstanding shares of the Company since such filing, all warrants held are disclosed here. The securities are held of record by Armistice Capital Master Fund Ltd. Steve Boyd is the CIO of Armistice Capital, LLC and has sole voting and dispositive power over the securities held by Armistice Capital Master Fund Ltd. The business address for Armistice Capital Master Fund Ltd.is 510 Madison Avenue, 7th Floor, New York NY 10022.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Company stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

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OTHER MATTERS

The board of directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

It is important that your shares of common stock be represented at the Special Meeting, regardless of the number of shares that you hold. As always, we encourage you to submit a proxy to vote your shares prior to the Special Meeting.

By Order of the Board of Directors

Stephen C. Glover

Chief Executive Officer, President, and Chairman of the Board of Directors

__________, 2025

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Annex A

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Series A-2 COMMON STOCK PURCHASE WARRANT

ZYVERSA THERAPEUTICS, INC.

Warrant Shares: [●]	Issue Date: November [•], 2024

THIS Series A-2 COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _______. or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time or times on or after the Stockholder Approval Date (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on the five-year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from ZyVersa Therapeutics, Inc., a Delaware corporation (the “Company”), up to [•] shares of common stock, par value $0.0001 per share (the “Common Stock”) (as subject to adjustment hereunder, the “Warrant Shares”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

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“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Stockholder Approval” refers to when the Company has received approval to issue the Warrants.

“Stockholder Approval Date” means the date on which Stockholder Approval is received and deemed effective.

“Subsidiary” means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Warrants” means this Warrant and other Common Stock purchase warrants issued by the Company pursuant to that certain letter agreement, dated November [5], 2024, among the Company and warrant holders signatory thereto.

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Section 2. Exercise

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date (or the Stockholder Approval Date for the Warrants) and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto as Exhibit A (the “Notice of Exercise”). Within the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the number of Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, at which time, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares purchasable hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder by the number of Warrant Shares equal to the applicable number of Warrant Shares purchased in connection with such partial exercise. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $[●]1, subject to adjustment hereunder (the “Exercise Price”).

1 NTD: The average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five (5) Trading Days immediately preceding the day of an exercise of Existing Common Warrants.

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(c) Cashless Exercise. Notwithstanding anything to the contrary set forth herein, if at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance of, the Warrant Shares to the Holder, then this Warrant may only be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised. The Company agrees not to take any position contrary to this Section 2(c).

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the VWAP of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Trading Day” means any day on which the Trading Market is open for trading, including any day on which the Trading Market is open for trading for a period of time less than the customary time.

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“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

(d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrant), and otherwise by physical delivery of the Warrant Shares, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares set forth in the Notice of Exercise to the address specified by the Holder in such Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company, and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent (the “Transfer Agent”) that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time will be less than the amount stated on the face hereof.

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ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Warrant Shares so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of Warrants with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence satisfactory to the Company with respect to the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. No fractional Warrant Shares or scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election and in lieu of the issuance of such fractional Warrant Share, either (i) pay cash in an amount equal to such fraction multiplied by the Exercise Price or (ii) round up to the next whole Warrant Share.

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vi. Charges, Taxes and Expenses. The issuance and delivery of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, the Notice of Exercise shall be accompanied by the Assignment Form, attached hereto as Exhibit B, duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto and this Warrant shall be surrendered to the Company and, if any portion of this Warrant remains unexercised, a new Warrant in the form hereof shall be delivered to the assignee. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

(e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise all or any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance upon exercise as set forth on the applicable Notice of Exercise, the Holder (together with (i) the Holder’s Affiliates, (ii) any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates, and (iii) any other Persons whose beneficial ownership of the shares of Common Stock would or could be aggregated with the Holder’s for the purposes of Section 13(d) (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of the Warrant Shares which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be [4.99%/9.99%] of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Warrant Shares issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Warrant Shares upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the sixty-first (61st) day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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Section 3. Certain Adjustments.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any Warrant Shares issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant remains unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(b) [RESERVED]

(c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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(e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company (or any Subsidiary), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of the Company’s assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of more than 50% of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of shares of Common Stock or any compulsory share exchange pursuant to which the shares of Common Stock are effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within thirty (30) days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder, as described below, an amount of consideration equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction, provided, however, that, if the Fundamental Transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, Holder shall only be entitled to receive from the Company or any Successor Entity, as of the date of the consummation of such Fundamental Transaction the same type or form of consideration (and in the same proportion), valued at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received shares of the Successor Entity (which Successor Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. (“Bloomberg”) determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365-day annualization factor) as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date and (E) a zero cost of borrow. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds within five Business Days of the Holder’s election (or, if later, on the effective date of the Fundamental Transaction). The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

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(f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share of Common Stock, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(g) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company declares a dividend (or any other distribution in whatever form) on the shares of Common Stock, (B) the Company declares a special nonrecurring cash dividend on or a redemption of the shares of Common Stock, (C) the Company authorizes the granting to all holders of the shares of Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any shareholders of the Company is required in connection with a Fundamental Transaction, or (E) the Company authorizes the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice and provided, further that no notice shall be required if the information is disseminated in a press release or document filed with the Commission. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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(h) Voluntary Adjustment By Company. Subject to the rules and regulations of the Trading Market, the Company may at any time while this Warrant is outstanding, reduce the then-current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company in its sole discretion.

Section 4. Transfer of Warrant.

(a) Transferability. This Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 5.7 of the Agreement.

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(e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

(a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

(b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day.

(d) Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares underlying this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued, and the Warrant Shares, delivered, as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares underlying this Warrant, which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

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Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Agreement.

(f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and if the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

(g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Agreement.

A-13

(i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any share of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

(l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

[Signature Page Follows]

A-14

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

ZYVERSA THERAPEUTICS, INC.

By:
Name:	Stephen C. Glover
Title:	Chief Executive Officer

[Signature Page to ZyVersa Common Stock Warrant]

A-15

EXHIBIT A

NOTICE OF EXERCISE

TO: ZYVERSA THERAPEUTICS, INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[ ]	in lawful money of the United States; or

[ ]	if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory

Title of Authorized Signature:

Date

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number

Email Address:

Dated: _______________ ____, _______

Holder’s Signature

Holder’s Address

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED DECEMBER 20, 2024

SCAN TO VIEW MATERIALS & VOTE

SUBMIT A PROXY TO VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on March 3, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ZVSA2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

SUBMIT A PROXY TO VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on March 3, 2025. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V33319-S84631 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ZYVERSA THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
1. The approval of the issuance of up to an aggregate of 1,637,000 shares of the Company's common stock issuable upon the exercise of certain warrants to purchase the Company's common stock, in accordance with Nasdaq Listing Rule 5635(d).	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, partnership, or other entity, please sign in full entity name by authorized officer and give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date